SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             AMENDMENT NO. 1 TO THE

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Energy Services Acquisition Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                            20-4606266
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

         2450 First Avenue
         Huntington, West Virginia                         25703
---------------------------------------      -----------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. [x]                                   box. [ ]

     Securities Act registration statement file number to which this form relates: 333-133111

     Securities to be registered pursuant to Section 12(b) of the Act:

Units (each Unit consisting of one share of
Common Stock and two Warrants)                           American Stock Exchange
--------------------------------------------------------------------------------
     (Title of Class)                            (Name of Each Exchange on Which
                                                 Each Class is to be Registered)

Common Stock, par value $0.0001 per share                American Stock Exchange
--------------------------------------------------------------------------------
     (Title of Class)                            (Name of Each Exchange on Which
                                                 Each Class is to be Registered)

Warrants (each Warrant is exercisable
for one share of Common Stock)                           American Stock Exchange
--------------------------------------------------------------------------------
     (Title of Class)                            (Name of Each Exchange on Which
                                                 Each Class is to be Registered)

     Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                     ------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
----------------------------------------------------------------

     For a description of the Registrant's securities, reference is made to "Description of Securities" in the Registrant's Registration Statement on Form S-1, as amended (File No. 333-133111), which is hereby incorporated by reference. Any form of prospectus or prospectus supplement to the Registration Statement that includes such descriptions and that are subsequently filed are hereby also incorporated by reference herein.

Item 2.  Exhibits.
-----------------

1. Registration Statement on Form S-1 (Registration Number 333-133111) dated April 7, 2006, as amended is hereby incorporated by reference.

2.   Delaware Certificate of Incorporation (incorporated by reference to Exhibit
     3.1 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

3. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

4.   Delaware   Certificate  of  Amendment  to   Certificate  of   Incorporation
     (incorporated by reference to Exhibit 3.3 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

5. Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

6. Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

7. Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

8. Form of Unit Purchase Option. (incorporated by reference to Exhibit 4.4 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

9. Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (incorporated by reference to Exhibit 4.5 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934 the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           ENERGY SERVICES ACQUISITION CORP.



Date:    August 29, 2006               By: /s/ Marshall T. Reynolds
                                           -------------------------------------
                                            Marshall T. Reynolds
                                            Chairman of the Board and
                                            Chief Executive Officer